American Century International Bond Funds Statement of Additional Information Supplement
Supplement dated August 1, 2018 ■ Statement of Additional Information dated March 1, 2018

The following replaces the first paragraph under Global Bond Fund in the Investment Advisor section on page 40 of the statement of additional information.

Global Bond Fund
The unified management fee for each of the Investor Class, A Class, T Class, C Class and R Class is 0.83%. The unified management fee for the I Class is 0.73%. The unified management fee for the Y Class and R5 Class is 0.63%. The unified management fee for the R6 Class and G Class is 0.58%. The amount of the fee is calculated daily and paid monthly in arrears.

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